UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2019
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA		92691

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of The Ensign Group, Inc. (the “Company”) was held on May 30, 2019. The number of issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting was 53,519,363. These shares were issued and outstanding as of April 4, 2019, which was the record date for the Annual Meeting. There were present at the Annual Meeting, either in person or by proxy, 50,087,360 shares of the Company’s common stock. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.
The three nominees named below were elected to serve as Class III directors of the board of directors, to serve until the 2022 Annual Meeting, until a successor is elected and qualified, and the voting rights were as follows:

	Votes	Votes
Nominee	For	Against	Abstain(a)

Class III directors elected for a three-year term
Lee A. Daniels	43,727,213	1,760,191	12,956
Ann S. Blouin	44,890,523	599,672	10,165
Barry R. Port	44,326,903	1,161,173	12,284

2. The amendment to the Company's Certificate of Incorporation to increase the size of the Board of Directors to eight from seven was approved, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
44,949,510	539,031	11,819

3. The amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 75 million to 100 million was approved, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
48,273,525	1,742,641	71,194

4. The selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2019 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
48,733,676	1,338,215	15,469

5. The compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved on an advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
42,735,862	2,739,510	24,986

(a)	The number of Broker non-votes was 4,587,000. Abstentions and broker non-votes are not counted as a vote caste either “For” or “Against” each nominee’s election.

(b)
Abstentions were counted as shares entitled to vote and had the same effect as votes against the proposal. Broker non-votes were treated as not entitled to vote for purposes of determining approval of this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

Dated: June 3, 2019	/s/ CHAD A. KEETCH
Chief Investment Officer